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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED SEPTEMBER 19, 2011
              TO THE PROSPECTUS DATED MAY 1, 2011 (AS SUPPLEMENTED)

This supplement describes changes to certain optional living and death benefits that will be effective for Preference Premier variable annuity contracts issued by Metropolitan Life Insurance Company ("MetLife", "we," "us," or "our"). These changes are effective for Contracts issued in the State of Nevada and based on applications and necessary information that we receive in good order at your Administrative Office on and after October 10, 2011.

IN ORDER TO RECEIVE THE CURRENT VERSIONS OF THESE OPTIONAL BENEFITS, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY YOUR ADMINISTRATIVE OFFICE, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON OCTOBER 7, 2011.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, if purchased through a MetLife sales representative, write to us at PO Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial(R) (NEF) sales representative, write to us at PO Box 14594, Des Moines, IA 50306-0342 or call us at (800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

I. MAY ONLY ELECT ENHANCED DEATH BENEFIT II ("EDB II") IF GUARANTEED MINIMUM INCOME BENEFIT PLUS III ("GMIB PLUS III") IS ELECTED

     Contracts issued based on applications and necessary information that we receive, in good order, at your Administrative Office on and after October 10, 2011 may elect the EDB II optional benefit. The EDB II optional benefit may only be elected if you have elected the GMIB Plus III optional benefit. You should understand that by electing both a GMIB optional benefit and an EDB optional benefit, you will be paying for and receiving both an income benefit and a death benefit and the cost of the combined optional benefits will be higher than the cost of either a GMIB optional benefit or other available optional death benefit individually. Please note that other standard or optional death benefits are available under this contract that are not required to be purchased in combination with a GMIB optional benefit. You should also

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     understand that once GMIB income payments begin under a GMIB optional benefit, the EDB optional benefit will be terminated.

II.  LIFETIME WITHDRAWAL GUARANTEE II ("LWG II") NO LONGER AVAILABLE

     The LWG II optional benefit will no longer be available for purchase, effective for applications and necessary paperwork received after the close of the New York Stock Exchange on October 7, 2011.

III. ENHANCED GUARANTEED WITHDRAWAL BENEFIT ("EGWB") NO LONGER AVAILABLE

     The EGWB optional benefit will no longer be available for purchase, effective for applications and necessary paperwork received after the close of the New York Stock Exchange on October 7, 2011.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PO Box 10342 (MetLife)                    Telephone: (800) 638-7732
PO Box 14594 (NEF)                        Telephone: (800) 435-4117
Des Moines, IA 50306-0342

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